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Exhibit 99.1

                               PURCHASE AGREEMENT

       This Purchase Agreement (the "Agreement") is made and entered into this ___ day of January, 2001, by and between Vestin Group, Inc., a Delaware corporation ("Vestin")and Lance Bradford ("Bradford"), Leilani Bradford ("L. Bradford"), David Hall ("Hall") and Arthur de Joya ("de Joya").

                                   WITNESSETH:

       WHEREAS, Vestin owns 2,500 shares (the "LLB Shares") of LL Bradford & Company, a Nevada professional corporation ("LLB"), which constitutes 100% of the issued and outstanding stock of LLB; and

       WHEREAS, Bradford, L. Bradford, de Joya and Hall collectively own 800,000 shares of Vestin common stock (the "Vestin Shares"); and

       WHEREAS, Vestin has agreed to transfer the LLB Shares collectively to Bradford, L. Bradford, Hall and de Joya in the amounts set forth on Exhibit "A" attached hereto and incorporated by this reference; and

       WHEREAS, in consideration of the transfer of the LLB Shares Bradford, L. Bradford, Hall and de Joya have agreed to transfer the Vestin Shares to Vestin.

       NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the parties intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                    PURCHASE

       1.01 At the Closing, as hereinafter defined, Vestin shall transfer the LLB Shares collectively to Bradford, L. Bradford, Hall and de Joya, as set forth in Exhibit "A" and Bradford, L. Bradford, Hall and de Joya shall transfer the Vestin Shares to Vestin.

       1.02 At the Closing, Bradford, L. Bradford, Hall and de Joya will deliver certificates for the outstanding Vestin Shares, duly endorsed so as to make Vestin the sole holder thereof, free and clear of all claims and encumbrances and Vestin will deliver certificates for the outstanding LLB Shares to Bradford,
L. Bradford, Hall and de Joya, duly endorsed so as to make Bradford, L. Bradford, Hall and de Joya the sole holders thereof, free and clear of all claims and encumbrances. In addition, at the Closing the employment contracts between LLB and Bradford, L. Bradford, Hall and de Joya shall be deemed terminated, null and void and of no further force and effect.


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                                    ARTICLE 2
                                   THE CLOSING

       2.01 The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Berkley, Gordon, Levine, Goldstein & Garfinkel, LLP, 2700 W. Sahara Ave., 5th Floor, Las Vegas, Nevada 89102 on January 1, 2001.

                                    ARTICLE 3
                              CONDITIONS TO CLOSING

       3.01 Conditions to Obligations of Bradford, L. Bradford, Hall and de Joya. The obligation of Bradford, L. Bradford, Hall and de Joya to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by Bradford, L. Bradford, Hall and de Joya:

              (a) Performance of Obligations. Vestin shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing.

              (b) Corporate Action. Minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to Bradford, L. Bradford, Hall and de Joya that Vestin has submitted this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

              (c) Consents. Execution of this Agreement and any consents necessary for or approval of any party whose consent or approval is required for the consummation of the transactions contemplated by this Agreement.

              (d) Statutory Requirements. All statutory requirements for the valid consummation by Vestin of the transactions contemplated by this Agreement shall have been fulfilled.

       3.02 Conditions to Obligations of Vestin. The obligation of Vestin to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by Vestin:

              (a) Performance of Obligations. Bradford, L. Bradford, Hall and de Joya shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing.


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              (b)    Consents. Execution of this Agreement and any consents
                     necessary for or approval of any party whose consent or approval is required for the consummation of the transactions contemplated by this Agreement.

              (c) Statutory Requirements. All statutory requirements for the valid consummation by Bradford, L. Bradford, Hall and de Joya of the transactions contemplated by this Agreement shall have been fulfilled.

                                    ARTICLE 4
                          MATTERS SUBSEQUENT TO CLOSING

       4.01 Covenant of Further Assurance. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

                                    ARTICLE 5
                                  MISCELLANEOUS

       5.01 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada excluding the conflicts of laws.

       5.02 Notices. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows:

               If to Vestin:        2901 El Camino Ave.
                                    Suite 206
                                    Las Vegas, Nevada 89102

               If to Bradford,      2901 El Camino Ave.
               L. Bradford, Hall    Suite 105
               or de Joya           Las Vegas, Nevada 89102

or at such other address as a party may from time to time designate by notice hereunder.

       5.03 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.


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       5.04 Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party shall not constitute a waiver of the right to pursue other available remedies.

       5.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       5.06 Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

       5.07 Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

       5.08 Each Party to Bear Its Own Expense. The parties shall each bear their own respective expenses incurred in connection with the negotiation, execution, closing, and performance of this Agreement, including counsel fees and accountant fees.

       5.09 Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

       5.10 Attorneys' Fees. In the event any party hereto institutes an action or proceeding to enforce any rights arising under this Agreement, the party prevailing in such action or other proceeding shall be paid all reasonable costs and attorneys' fees by the other party, such fees to be set by the court and not by a jury and to be included in any judgment entered in such proceeding.

       Executed as of the date first written above.

VESTIN GROUP, INC.,
A DELAWARE CORPORATION


By:
    -------------------------------
Dated:
      -----------------------------

-----------------------------------
Lance K. Bradford
Dated:
      -----------------------------


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-----------------------------------
Leilani Bradford
Dated:
      -----------------------------

-----------------------------------
David Hall
Dated:
      -----------------------------

-----------------------------------
Arthur de Joya
Dated:
      -----------------------------


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                                    EXHIBIT A

                              ALLOCATION OF SHARES



Lance Bradford                      1,000 shares
Leilani Bradford                    1,000 shares
David Hall                            250 shares
Arthur de Joya                        250 shares


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